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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): JULY 11, 1995
                                                           -------------


                              NELLCOR INCORPORATED
                ------------------------------------------------
             (Exact name of registrant as specified in its charter)



     DELAWARE                      0-14980                  94-2789249
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State or other jurisdiction        (Commission              (IRS Employer
  of incorporation                 File No.)           Identification No.)


               4280 HACIENDA DRIVE, PLEASANTON, CALIFORNIA  94588
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                    (Address of principal executive offices)


       Registrant's telephone number, including area code:  (510) 463-4000
                                                            --------------

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ITEM 5.   OTHER EVENTS.

On July 12, 1995, the Company announced that the U.S. Federal District Court in Delaware had issued a decision in favor of the Company, ruling that four key oximeter and sensor technology patents are valid and would be infringed by Ohmeda Inc., a subsidiary of BOC Health Care Inc., if Ohmeda sold either its adult or neonatal OxyTip sensors for use with non-Ohmeda monitors. BOC Health Care had filed the suit in December 1992, seeking a declaratory judgment that Nellcor's patents were invalid and would not be infringed.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

See the Company's Press Release dated July 12, 1995 attached hereto as Exhibit
A.


                                    SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 31, 1995                         NELLCOR INCORPORATED



                                   By: /s/ Laureen DeBuono
                                      -------------------------------------
                                        Laureen DeBuono
                                        Executive Vice President,
                                        Human Resources,
                                        General Counsel and Secretary